UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: May 11, 2007

ASP VENTURES CORP.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)
000-28589 (Commission File Number)	98-0203918 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer

2610-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2
(Address of principal Executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

On May 11, 2007, ASP Ventures Corp. (“Company”) held a special meeting of shareholders to consider an amendment to the Company’s articles of incorporation to increase the number of authorized common shares from 50,000,000 par value $0.001 to 250,000,000 par value $0.001.

Shareholders holding a majority of the Company’s outstanding shares voted to approve the proposed amendment.

The amendment to the Company’s articles of incorporation to increase the number of authorized common shares to 250,000,000 par value $0.001 will be effected on the filing of amended articles with the Florida Secretary of State.

The effective date of the amendment will be as soon as is practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASP VENTURES CORP.                                                  DATE

By: /s/ Nora Coccaro                                                           May 15, 2007

Name: Nora Coccaro

Title: Chief Executive Officer